                                                                 Exhibit 10
                               MATERIAL CONTRACTS

The following  material  contracts of Navistar Financial Dealer Master Trust are incorporated herein by reference:

10.01     Pooling  and  Servicing  Agreement  dated  as  of  June 8, 1995, among
          the   Corporation,   as  Servicer,   Navistar   Financial   Securities
          Corporation,  as  Seller,  The Chase  Manhattan  Bank,  as 1990  Trust
          Trustee,  and The Bank of New York, as Master Trust Trustee.  Filed as
          Exhibit 4.1 to Navistar  Financial  Securities  Corporation's Form 8-K
          dated December 12, 2003.  Commission File No.  033-87374.

10.02     First  Amendment  to  the Pooling  and  Servicing  Agreement  dated as of September 12, 1995,  among the Corporation,  as Servicer,  Navistar
          Financial  Securities   Corporation,   as  Seller,  J.P  Morgan  Chase
          &  Co.  (formerly known as The Chase Manhattan  Bank), as 1990
          Trust  Trustee,  and The Bank of New York,  as Master  Trust  Trustee.
          Filed as Exhibit  10.02 to the Navistar  Financial  Dealer Note Master
          Trust's  Form  10K  dated  February  14,  2006.  Commission  File  No.
          033-36767-03.

10.03     Second  Amendment  to the  Pooling  and  Servicing  Agreement dated as of March  27,  1996,  among the  Corporation,  as  Servicer,  Navistar
          Financial  Securities  Corporation,  as Seller, J.P  Morgan  Chase &
          Co.  (formerly  known as The  Chase  Manhattan  Bank),  as 1990  Trust
          Trustee,  and The Bank of New York, as Master Trust Trustee.  Filed as
          Exhibit  10.03 to the Navistar  Financial  Dealer Note Master  Trust's
          Form 10K dated Feruary 14, 2006. Commission File No. 033-36767-03.

10.04     Third  Amendment  to  the  Pooling  and  Servicing  Agreement dated as of July  17,  1998,  among  the  Corporation,  as  Servicer,  Navistar
          Financial  Securities   Corporation,   as  Seller,  J.P  Morgan  Chase
          &  Co.  (formerly known as The Chase Manhattan  Bank), as 1990
          Trust  Trustee,  and The Bank of New York,  as Master  Trust  Trustee.
          Filed as Exhibit  10.04 to the Navistar  Financial  Dealer Note Master
          Trust's  Form  10K  dated  February  14,  2006.  Commission  File  No.
          033-36767-03.

10.05     Fourth  Amendment  to  the  Pooling  and  Servicing Agreement dated as of  June  2,  2000,  among  the  Corporation,  as  Servicer,  Navistar
          Financial  Securities  Corporation,  as  Seller, J.P  Morgan Chase &
          Co.  (formerly  known as The  Chase  Manhattan  Bank),  as 1990  Trust
          Trustee,  and The Bank of New York, as Master Trust Trustee.  Filed as
          Exhibit 4.7 to Navistar Financial Securities  Corporation's Form S-3/A
          dated June 12, 2000. Commission File No. 333-32960.

10.06     Fifth  Amendment  to  the  Pooling  and  Servicing  Agreement dated as of July  13,  2000,  among  the  Corporation,  as  Servicer,  Navistar
          Financial  Securities  Corporation,  as Seller, J.P Morgan Chase &
          Co.  (formerly  known as The  Chase  Manhattan  Bank),  as 1990  Trust
          Trustee,  and The Bank of New York, as Master Trust Trustee.  Filed as
          Exhibit 4.2 to Navistar  Financial Dealer Note Master Trust's Form 8-K
          dated July 14, 2000. Commission File No. 033-36767-03.

10.07 Sixth Amendment to the Pooling and Servicing  Agreement dated as of October 31, 2003,  among the  Corporation,  as  Servicer,  Navistar
          Financial  Securities  Corporation,  as Seller, J.P Morgan Chase &
          Co.  (formerly  known as The  Chase  Manhattan  Bank),  as 1990  Trust
          Trustee,  and The Bank of New York, as Master Trust Trustee.  Filed as
          Exhibit 4.7 to Navistar  Financial  Dealer Note Master  Owner  Trust's
          Form S-3/A dated December 23, 2003. Commission File No. 333-104639-01.

10.08     Seventh  Amendment  to  the  Pooling  and  Servicing  Agreement  dated as of June 10, 2004,  among the  Corporation,  as  Servicer,  Navistar
          Financial  Securities  Corporation,  as Seller, J.P Morgan Chase &
          Co.  (formerly  known as The  Chase  Manhattan  Bank),  as 1990  Trust
          Trustee,  and The Bank of New York, as Master Trust Trustee.  Filed as
          Exhibit 4.6 to Navistar  Financial  Dealer Note Master  Owner  Trust's
          Form 8-K dated June 14, 2004. Commission File No. 333-104639-01.

10.09     Series  1998-1  Supplement  to  the  Pooling  and Servicing  Agreement
          dated  as of July  17,  1998,  among  the  Corporation,  as  Servicer,
          Navistar Financial Securities Corporation,  as Seller, and the Bank of
          New York,  as Master  Trust  Trustee  on behalf of the  Series  1998-1
          Certificateholders.   Filed  as  Exhibit  4.1  to  Navistar  Financial
          Securities  Corporation's Form 8-K dated December 4, 2003.  Commission
          File No. 033-87374.

10.10     Series   2000-VFC   Supplement   to   the   Pooling   and  Servicing
          Agreement,  dated as of January 28, 2000,  among the  Corporation,  as
          Servicer,  Navistar Financial Securities  Corporation,  as Seller, and
          the Bank of New York,  as Master Trust Trustee on behalf of the Series
          2000-VFC   Certificateholders.   Filed   as   Exhibit   10.71  to  the
          Corporation's  Form 10-Q dated  April 19,  2005.  Commission  File No.
          001-04146.

10.11     Amendment No. 1 to  the  Series  2000-VFC  Supplement  to  the Pooling
          and  Servicing  Agreement,  dated as of January 22, 2003, by and among
          the   Corporation,   as  Servicer,   Navistar   Financial   Securities
          Corporation,  as  Seller,  and the Bank of New York,  as Master  Trust
          Trustee.  Filed as Exhibit 10.72 to the Corporation's  Form 10-Q dated
          April 19, 2005. Commission File No. 001-04146.

10.12     Amended  and  Restated  Certificate  Purchaser  Agreement,  dated  as of  December  27,  2005,  among  Corporation,  as  Servicer,  Navistar
          Financial  Securities  Corporation,  as  Seller,  Kitty  Hawk  Funding
          Corporation, as a Conduit Purchaser,  Liberty Street Funding Corp., as
          a  Conduit  Purchaser,  Bank  of  America,  National  Association,  as
          Administrative  Agent for the Purchasers,  a Managing Agent,  and as a
          Committed  Purchaser  and  the  Bank of Nova  Scotia,  as a  Committed
          Purchaser  and as a  Managing  Agent.  Filed as  Exhibit  10.73 to the
          Corporation's  Form 10-Q dated  April 19,  2005.  Commission  File No.
          001-04146.

10.13     Series  2000-1  Supplement  to  the  Pooling  and Servicing  Agreement
          dated as of July 13, 2000, among Navistar  Financial  Corporation,  as
          Servicer,  Navistar Financial Securities  Corporation,  as Seller, and
          the Bank of New York,  as Master Trust Trustee on behalf of the Series
          2000-1 Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial
          Securities Corporation's Form 8-K dated July 14, 2000. Commission File
          No. 033-87374.

10.14     Series  2003-1  Supplement  to  the  Pooling  and Servicing Agreement,
          dated  as of July  13,  2003,  among  the  Corporation,  as  Servicer,
          Navistar Financial Securities Corporation,  as Seller, and the Bank of
          New York,  as Master  Trust  Trustee  on behalf of the  Series  2003-1
          Certificateholders.   Filed  as  Exhibit  4.1  to  Navistar  Financial
          Securities Corporation's Form 8-K dated July 11, 2003. Commission File
          No. 033-87374.

10.15     Series  2004-1  Supplement  to  the  Pooling  and Servicing Agreement,
          dated  as of June  10,  2004,  among  the  Corporation,  as  Servicer,
          Navistar Financial Securities Corporation,  as Seller, and the Bank of
          New York,  as Master  Trust  Trustee  on behalf of the  Series  2004-1
          Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial Dealer
          Note Master Owner  Trust's  Form 8-K dated June 14,  2004.  Commission
          File No. 333-104639-01.

10.16     Master  Owner  Trust  Agreement  dated  as  of June 10, 2004,  between
          Navistar  Financial Dealer Note Master Owner Trust, as Issuer, and The
          Bank of New York,  as  Indenture  Trustee.  Filed as  Exhibit  4.11 to
          Navistar  Financial  Dealer Note Master  Owner  Trust's Form 8-K dated
          June 14, 2004. Commission File No. 333-104639-01.

10.17     Indenture, dated  as  of  June  10, 2004,  between  Navistar Financial
          Dealer Note Master Owner Trust,  as Issuer,  and The Bank of New York,
          as  Indenture  Trustee.  Filed as Exhibit  4.2 to  Navistar  Financial
          Dealer  Note  Master  Owner  Trust's  Form 8-K  dated  June 14,  2004.
          Commission File No. 333-104639-01.

10.18     Series  2004-1  Indenture  Supplement  dated  as  of  June  10, 2004, between Navistar  Financial Dealer Note Master Owner Trust, as Issuer,
          and The Bank of New York, as Indenture  Trustee.  Filed as Exhibit 4.3
          to Navistar  Financial Dealer Note Master Owner Trust's Form 8-K dated
          June 14, 2004. Commission File No. 333-104639-01.

10.19     Series  2005-1  Indenture  Supplement  to  the  Indenture, dated as of
          February  28,  2005,  among the  Corporation,  as  Servicer,  Navistar
          Financial Securities Corporation, as Seller, and the Bank of New York,
          as   Master   Trust   Trustee   on  behalf   of  the   Series   2004-1
          Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial Dealer
          Note Master Owner Trust's Form 8-K dated February 28, 2005. Commission
          File No. 333-104639-01.